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                                                                    EXHIBIT 10.3

                                                                  EXECUTION COPY


                            GROUND LEASE AGREEMENT
                            ----------------------

     THIS GROUND LEASE AGREEMENT ("Lease") is made as of May 31, 2001, by and between HERCULES INCORPORATED, a Delaware corporation ("Hercules" or Landlord") and GEO SPECIALTY CHEMICALS, INC., an Ohio corporation ("GEO" or "Tenant").

                                   RECITALS

     A. Hercules is the owner of certain land situated in the town of Greenwich, Gloucester County, New Jersey, more particularly described in Schedule A attached hereto and made a part hereof (the "Hercules Land").
----------

     B. Pursuant to the terms of that certain Sale and Purchase Agreement dated as of March 27, 2001, entered into by Hercules and GEO, Hercules has agreed to sell to GEO, and GEO has agreed to purchase from Hercules, inter alia, the peroxides business (the "Peroxides Business") of Hercules located on the Hercules Land (the Sale and Purchase Agreement and all schedules, supplemental or exhibits thereto, and including the Environmental Annex which is a part thereof (the "Environmental Annex"), are herein collectively referred to as the "SPA"). Only a portion of the Hercules Land is utilized for the Peroxides Business, and the land so utilized for the Peroxides Business is more particularly described on Schedule B attached hereto (the "Premises").
                          ----------

     C. The SPA provides, inter alia, that (i) the Hercules Land is to be subdivided so that the Premises shall consist of a separate tax parcel (the "Subdivision"), (2) if the Subdivision has been fully effected and completed prior to the Closing Date under the SPA (the "Initial Closing"), then the Premises are to be conveyed by Hercules to GEO on the Initial Closing, (3) if the Subdivision has not been fully effected and completed by the Initial Closing, then the parties are to enter into this Ground Lease, which is to remain in effect until the Subdivision is completed and the Premises are conveyed to GEO pursuant to the SPA, and (4) the balance of the Hercules Land (i.e. all of the Hercules Land except the Premises) is to be retained by Hercules (herein, the "Retained Land").

     D. Hercules has not completed the Subdivision by the Initial Closing, and the parties desire to enter into this Lease as contemplated by the SPA.

     NOW THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

     1.   Demise; Easements; Reserved Rights.  (a) Landlord hereby demises and
          ----------------------------------
lets the Premises to Tenant, and Tenant leases the Premises from Landlord, on the terms and conditions set forth herein.
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     (b)  In addition, Landlord hereby grants and conveys to Tenant the following perpetual, non-exclusive easements pertaining to the right to use (in common with others entitled to the use thereof) certain improvements and utilities on and over the Retained Land which are appurtenant to and an integral part of the use and operation of the Peroxides Business at the Premises:

          (i) the right of ingress and egress over and through the "Reciprocal Access Easement" to and from the Premises, which Reciprocal Access Easement is identified on the Site Plan attached hereto and made a part hereof as in
Schedule 1(b)(i) (the "Reciprocal Access Easement "); and
----------------

          (ii) the exclusive right to use, operate, maintain, repair and replace the waste water pipeline which extends from the waste water treatment plant on Premises to the Delaware River, which pipeline is described on Schedule 1(b)(ii)
                                                               -----------------
attached hereto and made a part hereof (the "Waste Water Effluent Pipeline Easement").

The Reciprocal Access Easement and the Waste Water Effluent Pipeline Easement (collectively the "Tenant Easements") may be used by Tenant and its officers, directors, employers, agents, servants, employees, agents, visitors and invitees (collectively "Permittees"). Such use shall be governed and controlled by the terms and conditions of separate [easement agreements /declaration of easements] to be executed concurrently herewith and filed of record in the applicable land records, and no other right, privilege, license, easement or other interest is granted or created by this Lease so as to authorize or permit Tenant to utilize, occupy (for storage or other purposes) or access any other area or part of the Retained Land.

          (c) Landlord reserves the right to enter upon the Premises for the purpose of performing its obligations under the Environmental Annex and as provided in the Declaration of Easements and Restrictions made by Landlord and dated of even date herewith, and agrees that such entry shall not unreasonably interfere with Tenant's beneficial use and occupancy of the Premises.

     2.   Lease Term.    (a) The initial term of this Lease (the "Initial Term")
          ----------
shall be for ninety eight (98) years, commencing on the date hereof (the "Commencement Date") and automatically terminating without further notice or demand on the expiration of the ninety eighth (98th) anniversary of the Commencement Date; provided, that this Lease shall terminate on such earlier date that Tenant acquires fee simple title to the Premises as provided in the SPA.

          (b) Provided that no Event of Default has occurred which remains uncured by Tenant, Tenant shall have the right and option to extend the Term of this Lease for an unlimited number of successive terms of Ninety Eight (98) years each (each an "Extension Term") (the Initial Term and any Extension Term, as applicable, are collectively referred to as the "Term"), upon the same terms and conditions applying to the Initial Term. Tenant shall exercise such option to extend the Term by providing written notice to Landlord no less than one (1) year prior to the expiration of the Initial Term or the then current Extension Term, as applicable. Notwithstanding the foregoing, the parties desire to avoid the inadvertent failure of Tenant of exercising the option to extend the Term. Accordingly, Landlord agrees that, if Tenant

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does not give written notice to Landlord of its election to exercise the extension option prior to the notice deadline set forth above, such option to extend shall remain in effect until the later of one year prior to the expiration of the Initial Term or the then current Extension Term, as applicable, or the expiration of thirty (30) days following Tenant's receipt of written notice from Landlord stating that Tenant's option to extend must be exercised or will lapse; provided, further, that Landlord may provide such reminder notice at any time within three (3) years prior to the scheduled expiration of the Initial Term or the then current Extension Term, as the case may be.

     (c) Notwithstanding anything contained herein to the contrary, in the event any of the Extension Term rights granted under this Lease shall be unlawful or void for violation of (a) the rule against perpetuities or some analogous common law or statutory provision, (b) the rules restricting restraints on alienation, or (c) any other statutory or common law rule imposing time limits, then Landlord and Tenant acknowledge and agree that any such rights or provisions contained in this Lease shall be amended, modified, or changed so as to comply with any such common law or statutory provision(s), including, but not limiting to modifying the term of this Lease to the period calculated by the death of President George W. Bush plus twenty (20) years.

     3.   Rent.  (a) The base rent for the Premises during the Term (the "Base
          ----
Rent") shall be the sum of One Dollar ($1.00) per annum, payable in advance on the Commencement Date of this Lease. Landlord acknowledges receipt of the sum of Ninety Eight Dollars ($98.00), representing payment of Base Rent for the entire Term.

          (b) This is a "triple net" lease. Therefore, the payment of the Base Rent shall be net to the Landlord and shall be in addition to and over and above all other sums, charges or amounts of whatever nature to be paid by Tenant to Landlord pursuant to this Lease (the "Additional Rent"). Additional Rent shall include and encompass all costs, expenses and obligations of every kind and nature whatsoever relating to the use and occupancy of the Premises by Tenant and the conduct of the Peroxides Business by Tenant, together with any and all actual costs and expenses incurred by or imposed upon Landlord with respect to or arising out of the following:

               (i) real and personal property taxes assessed against the Premises and/or the Tenant Assets (as defined below) or this Lease (including penalties for late payment). All real estate taxes imposed upon the Premises and the improvements thereon shall, if the same are not separately assessed for real property tax purposes, be prorated as follows: (A) real estate taxes imposed upon the land value of the Premises shall be determined by multiplying the total tax on the land by a fraction, the numerator of which is the area of land included in the Premises, and the denominator of which is the total land area covered by the applicable tax bill, and (B) real estate taxes imposed upon the improvements situated on the Premises shall be determined by multiplying the total tax on the improvements by a fraction, the numerator of which is the value of the improvements on the Premises, and the denominator of which is the total value of the improvements covered by the applicable tax bill, as determined by reference to the assessed value of improvements as established by the applicable taxing authority, or, if such separate assessment is not made by such taxing authority, as determined by the mutual agreement of the parties. In the event of any dispute concerning the allocation and proration of real property taxes that is not resolved in accordance with the foregoing, then the parties agree that such

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dispute shall be determined by arbitration at a mutually agreeable location in the Commonwealth of Virginia in accordance with the Commercial Arbitration Rules of the American Arbitration Association (the "AAA"), and each party shall pay one half of any fees of the AAA in connection therewith. Any determination by the AAA shall be final and shall be binding and enforceable in any court of law.

               (ii) charges, costs, expenses and assessments, if any, which are allocated to Tenant as generally outlined and set forth in SPA.

Each party shall be indemnified and held harmless by the other party from and against all costs, charges, expenses, assessments and obligations pertaining to the Premises which a party has not otherwise expressly agreed to accept responsibility for or control of under this Lease or the SPA.

          (c) The Base Rent and any Additional Rent shall be considered and characterized as "Rent" for purposes of this Agreement. Tenant shall pay all Rent to the Landlord without notice, demand, setoff, deduction, counterclaim or abatement, except as specifically and expressly (and not impliedly) provided in this Lease, in lawful money to Landlord at the notice address stated herein. Tenant covenants and agrees to pay to Landlord all Additional Rent within thirty
(30) days after the issuance of a written statement from Landlord documenting the amounts due directed to Tenant at the notice address states herein.

          (d) Tenant shall be liable for all taxes levied against the Tenant Assets as well as any other personal property and trade fixtures owned by and placed by Tenant in, on or about the Premises. Notwithstanding the foregoing, Tenant reserves the right to contest any and all such assessments, either in its own name or that of Landlord, at its own cost and expense, and Landlord will reasonable cooperate with Tenant in connection therewith. Tenant covenants and agrees to timely file all personal property returns in its own name with all applicable taxing and governmental authorities having jurisdiction thereof. Tenant further agrees to make all such tax payments required directly to the appropriate taxing authority.

     4.   Condition of Premises.  (a) SUBJECT TO ALL OTHER TERMS AND PROVISIONS
          ---------------------
OF THIS LEASE AND THE SPA, INCLUDING THE PERFORMANCE OF ALL OBLIGATIONS OF LANDLORD UNDER THE ENVIRONMENTAL ANNEX, THE PREMISES ARE LEASED TO TENANT AND POSSESSION IS TENDERED AND ACCEPTED BY TENANT IN ITS CURRENT "AS IS, WHERE IS" CONDITION AS OF THE COMMENCEMENT DATE, AND WITH NO OTHER REPRESENTATIONS AND/OR WARRANTIES, EXPRESS OR IMPLIED, INCLUDING THOSE OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR OF ANY FUTURE BENEFIT.

          (b) ALL RIGHTS, DUTIES, OBLIGATIONS AND RESPONSIBILITIES OF THE PARTIES HERETO WITH RESPECT TO ANY ENVIRONMENTAL CONDITIONS OR MATTERS PERTAINING TO THE PREMISES, INCLUDING REMEDIATION OF CONTAMINATION AND COMPLIANCE WITH ENVIRONMENTAL LAWS, SHALL BE GOVERNED BY THE ENVIRONMENTAL ANNEX ATTACHED TO THE SPA WHICH IS INCORPORATED HEREIN BY REFERENCE. EACH PARTY AGREES TO PERFORM ALL ITS RESPECTIVE

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OBLIGATIONS UNDER THE ENVIRONMENTAL ANNEX. Notwithstanding any contrary provision in this Lease, at its expense, Landlord shall comply with, and Landlord retain all liability arising under, the New Jersey Industrial Site Recovery Act, N.J.S.A. 13:1K-6 et seq. ("ISRA") arising with respect to the Premises, including, without limitation, any obligations under ISRA to be complied with by a lessee or lessor of real property or improvements upon the expiration or earlier termination of the lease demising such real property or improvements as required in the Environmental Annex.

     5.   Title to Tenant Assets.  (a) All buildings, facilities, fixtures,
          ----------------------
equipment, inventory and other improvements and personal property located on the Premises have been conveyed to Tenant on the date hereof by [Bill of Sale] pursuant to the SPA (the "Tenant Assets") and all such assets are held and owned by Tenant. At all times during the Term, title to the Tenant Assets, together with all other buildings, facilities, fixtures, equipment, inventory and all other improvements and personal property now or hereafter located, installed or erected on the Premises shall be and remain vested in Tenant. It is the intention of Tenant and Landlord that the retention by Landlord of fee simple title to the Premises, and the conveyance to Tenant of title to the Tenant Assets shall not change the character of the Tenant Assets as real property to the extent that any of the Tenant Assets constitute real property under applicable law.

          (b) Pursuant to the SPA, Landlord has retained title and ownership of all those certain improvements and facilities located on the Premises which have been or will be installed, operated and maintained by Landlord with respect to the environmental remediation as more fully set forth in the Environmental Annex.

     6.   Use of Premises.  Tenant shall have the right to use and occupy the
          ---------------
Premises for the purpose of manufacturing, distribution and related office uses and other purposes related to the Peroxides Business and any other business operations conducted on the Premises (the "Permitted Use"); provided that any use of the Premises shall (a) be in compliance with all applicable zoning, subdivision, health and other governmental regulations, ordinances, laws and similar enactments, and (b) not materially adversely affect Landlord's environmental remediation activities and responsibilities pursuant to the Environmental Annex on either the Premises or the Retained Land.

     7.   Quiet Enjoyment; Access.  (a) If and so long as Tenant shall keep,
          -----------------------
observe and perform all covenants, conditions and terms requested to be kept, observed or performed by it hereunder, taking into account all applicable cure or grace periods permitted hereunder, then Landlord warrants that it will not take or permit any action which results in the disturbance of the peaceful and quiet occupation and enjoyment of the Premises by Tenant; provided, however, Landlord and its agents may enter upon and inspect the Premises upon twenty-four
(24) hours' prior written notice, except in the event of an Emergency (defined below) in the exercise of its rights or the performance of its obligations reserved, granted or imposed under this Lease. For the purpose of this Lease, the term "Emergency" means an event, circumstance or condition created or arising out of the use or occupancy of the Premises by Tenant or its Permittees which may, in the absence of immediate action by Landlord, pose an immediate threat to Landlord or to Landlord's property.

          (b) Landlord covenants and warrants to Tenant that Landlord shall, at its expense, provide to Tenant, its employees, agents and invitees vehicular and pedestrian access to and from the Premises and a public street. In connection with the Subdivision as provided under Section 7.9.1 of the SPA, Landlord shall, at its expense, obtain the consent of the Grantor under that certain Deed of Easement dated September 28, 1984, and recorded in Book 1509, page 782 of the Glouchester County Records, so that Tenant may obtain the rights, benefits and privileges afforded the Grantee under such Deed of Easement.

     8.   Maintenance, Repairs and Replacements.  (a) Subject to the terms and
          -------------------------------------
conditions of the SPA, Tenant shall immediately upon possession of the Premises and throughout the Term, assume sole responsibility for all costs and expenses relative to the use, operation, maintenance, repair and replacement of all or any part of the Premises, together with the Tenant Assets, including necessary or appropriate replacements, renewals, upgrades, and repairs (structural as well as non-structural) required to keep and maintain the Premises and the Tenant Assets in good order and condition.

          (b) Notwithstanding anything contained in this Lease to the contrary, in the event Landlord reasonably determines that a condition or circumstance exists on, in, under or above the Premises with respect to the maintenance, repair and or replacement obligations of Tenant, which condition or circumstance constitutes an Emergency, then Landlord shall have the right, but not the obligation, to take whatever action may be reasonably necessary to address the risk posed by such emergency.

     9.   Casualty.  (a) In the event the Premises or the Tenant Assets situated
          --------
thereon are partially or totally destroyed by fire or other casualty or damage (a "Casualty"), Tenant shall have the right, but not the obligation, to cause such damage to be repaired and restored at Tenant's sole cost and expense. There shall be no abatement of any Rent or any other payments due Landlord hereunder on account of any such Casualty, except to the extent of any Additional Rent which Landlord is able to economically abate without (i) incurring any unreimbursed costs or expenses to the Landlord (which shall be prepaid by Tenant to Landlord as a condition precedent to any such abatement, together with such other assurances of performance if such costs and expenses cannot be precisely and definitively ascertained at the time) or (ii) causing a material adverse impact on the operations of the Landlord or other parties, if applicable, within the Premises or the Retained Land in connection with the Environmental Annex (the "Casualty Loss Abatement"). Landlord shall have no obligation or responsibility to repair, maintain or replace any part or all of the Premises or the Tenant Assets as a result of any such Casualty, except to the extent caused by the negligence or willful misconduct of Landlord or its Related Parties (defined below).

          (b) In the event all or any portion of the Access Road is partially or totally destroyed by any casualty or damage, Landlord shall have the right, but not the obligation, to cause such damage to be repaired and restored at Landlord's sole cost and expense except to the extent that any such casualty or damage was caused by the negligent acts or omissions of Tenant or its Permittees, in which event Tenant shall be solely responsible and liable for any such costs and expenses. In such case, Tenant's liability for the payment of the Rent and the

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performance of all the covenants, conditions and terms hereof on Tenant's part to be performed shall continue unabated.

     10.  Compliance with Laws.  Tenant shall not cause or allow any waste on
          --------------------
the Premises or the Access Road or any other portion of the Hercules Land, and shall at Tenant's expense comply with all applicable laws, rules, ordinances, orders and regulations of any federal, state and local authority, now or hereafter applicable to Tenant's use and occupancy thereof, subject, however, to the covenants and obligations of Landlord under the Environmental Annex.

     11.  Utilities.  Tenant shall pay the cost of all utilities and utility
          ---------
services furnished to the Premises throughout the Term. Landlord shall pay all charges incurred with respect to the period prior to the Commencement Date.

     12.  Alterations and Improvements.  Tenant shall have the right to make any
          ----------------------------
alterations, additions or improvements to the Premises (the "Additions"), provided any such Additions (a) are done at Tenant's sole cost and expense; (b) comply with and are performed and completed in accordance with all applicable laws and ordinances of all public authorities having jurisdiction over the Premises and in accordance with the building, zoning and related codes, rules and regulations of any such authority; and (c) do not materially adversely affect Landlord's environmental remediation activities and responsibilities pursuant to the Environmental Annex at both the Premises and the Retained Land. Unless otherwise provided herein, or agreed to in writing between Landlord and Tenant, all Additions, when made, installed in or attached to the Premises, shall, become part of the Tenant Assets and shall be disposed of as set forth in
Section 20 of this Lease, captioned "Surrender of Premises".
----------

     13.  Signs.  Tenant shall comply with all local, state and federal
          -----
ordinances, laws or regulations concerning signage on the Premises.

     14.  Indemnity and Waiver.  (a) Except as otherwise provided in the SPA,
          --------------------
Tenant agrees to defend, indemnify and save harmless Landlord, its officers, directors, employees, agents and servants (collectively, "Related Parties") from and against all liability, loss or expenses (including, but not limited to penalties, costs and attorneys' fees) for any suit, cause of action, claim, demand, settlement, award or judgment (hereinafter referred to singly or collectively as "Claim") to the extent arising out of (i) default by Tenant in the performance of any of its covenants or obligations hereunder; or (ii) the incorrectness or incompleteness of any representation or warranty of Tenant made herein; or (iii) any personal injury, loss or damage to property, including loss of use thereof, or involving damage to the environment (including (A) releases of contaminants into or onto the air, water or land, (B) violation of any federal, state or other environmental statute, law, regulation or other legal requirement or duty, (C) penalties for such violations and (D) natural resource damages), sustained by any person or persons (including third parties or contractors or subcontractors employees, agents or servants), arising out of, resulting from or in consequence of Tenant's occupancy and use of the Premises or the Access Road, except to the extent caused by the negligence or willful misconduct of Landlord or its Related Parties; provided, however, with respect to any such claim brought against Landlord, Tenant shall, upon Landlord's request, permit Landlord to participate in the defense or negotiate

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settlement thereof. This indemnification shall survive the expiration or earlier termination of this Lease.

          (b) Except as otherwise provided in the SPA, Landlord agrees to defend, indemnify and save harmless Tenant and its Related Parties from and against all liability, loss or expenses (including, but not limited to penalties, costs and attorneys' fees) for any suit, causes of action, claim, demand, settlement, award or judgment (hereinafter referred to singly or collectively as "claim") to the extent arising out of (i) default by Landlord in the performance of any of its covenants or obligations hereunder; or (ii) the incorrectness or incompleteness of any representation or warranty of Landlord made herein; or (iii) any personal injury, loss or damage to property, including loss of use thereof, or involving damage to the environment (including (A) releases of contaminants into or onto the air, water or land, (B) violation of any federal, state or other environmental statute, law, regulation or other legal requirement or duty, (C) penalties for such violations and (D) natural resource damages), sustained by any person or persons (including third parties or contractors or subcontractors employees, agents or servants), arising out of, resulting from or in consequence of Landlord's occupancy and use of the Hercules Land, except to the extent caused by the negligence or willful misconduct of Tenant; provided, however, with respect to any such claim brought against Tenant, Landlord shall, upon Tenant's request, permit Tenant to participate in the defense or negotiate settlement thereof. This indemnification shall survive the expiration or earlier termination of this Lease.

          (c) Notwithstanding any provision of this lease to the contrary, but subject to the terms and provisions of the SPA, Landlord and Tenant hereby waive any and all right of recovery, claim, action or cause of action by the waiving party, or anyone claiming through or under the waiving party by way of subrogation or otherwise, against the other party, its agents or employees, or any person or party to which or to whom coverage is afforded under any policy required to be maintained under Section 15 of this Lease, for any loss or damage to the Premises, as a result of fire or other cause which could be insured against under the terms of a standard fire, vandalism, malicious mischief and extended coverage insurance policy or policies, building contents and business interruption insurance policies, or for which the waiving party may be reimbursed as a result of insurance coverage affecting any loss suffered by either party to this Lease, regardless of cause or origin, even if the fire or other cause shall have been the result of negligent conduct of the other party.

     15.  Insurance.  (a)  Tenant shall during the Term hereof at its cost and
          ---------
expense, maintain valid and enforceable insurance of the following character:

               (i) commercial general liability insurance with minimum limits of $2,000,000 per occurrence and $5,000,000 annual aggregate, covering the legal liability of Tenant against claims for bodily injury, personal injury or property damage, occurring on, in or about the Premises or as a result of products or materials manufactured, processed, constructed or sold, or services rendered, on the Premises. Coverage shall include "premises and operations", "products and completed operations", "contractual liability", "explosion, collapse and underground hazards", "personal injury liability" and "independent contractors";

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

               (ii) "all risks" or "special causes of loss" property insurance, or their equivalent in such amount as Tenant may elect;

               (iii) business automotive liability insurance (covering owned and leased vehicles) with minimum limits of $2,000,000 combined single limit or $2,000,000 per occurrence and $2,000,000 annual aggregate; and

               (iv) workers' compensation insurance in accordance with applicable laws, unless Tenant is authorized by the appropriate regulatory agency to self-insure workers' compensation claims in the state where the Premises is located.

          (b) Landlord shall during the Term at its cost and expense, maintain valid and enforceable insurance of the following character:

               (i) commercial general liability insurance with minimum limits of $2,000,000 per occurrence and $5,000,000 annual aggregate, covering the legal liability of Landlord against claims for bodily injury, personal injury or property damage, occurring on, in or about the Retained Land or as a result of the use of products or materials manufactured, processed, constructed or sold, or services rendered, on the Retained Land. Coverage shall include "premises and operations", "products and completed operations", "contractual liability", "explosion, collapse and underground hazards", "personal injury liability" and "independent contractors";

               (ii) business automotive liability insurance (covering owned and leased vehicles) with minimum limits of $2,000,000 combined single limit or $2,000,000 per occurrence and $2,000,000 annual aggregate; and

               (iii) workers' compensation insurance in accordance with applicable laws unless Landlord is authorized by the appropriate regulatory agency to self-insure workers' compensation claims in the state where the Premises is located.

          (c) The insurance required by Sections 15(a) and (b) of this Lease shall be written by companies of recognized financial standing which are rated at least "A" by A.M. Best rating services. Such insurance may be obtained by Tenant or Landlord by endorsement on their respective blanket insurance policies which cover risks at the subject property and other properties of such party. Tenant and Landlord may maintain self-insurance programs sufficient to provide the amounts and types of coverage required to be maintained by such party under this Section 15, provided such party has a net worth equal to or greater than $50,000,000.

          (d) Each of Landlord and Tenant shall deliver to the other party, upon the execution and delivery of this Lease, certificates of insurance or letters of self insurance, reasonably satisfactory to Landlord and Tenant, as the case may be, evidencing all the insurance which is then required to be maintained by Tenant and Landlord, and each party shall, upon written notice, deliver certificates of insurance evidencing the renewal of such insurance.

          16.  Assignment and Subletting.  Each of Landlord and Tenant shall be
               -------------------------
entitled to assign all or any part of its respective rights and obligations under this Lease to any other party without the consent of the other. Upon an assignment of this lease by either Landlord or Tenant, the assignor shall be released from all liability hereunder arising following the date of such assignment. Tenant shall also have the right to sublease the Premises or any part thereof to any other party without the consent of Landlord.

          17.  Condemnation. If the whole or part of the Premises shall be taken
               ------------
or condemned by any competent authority for any public use or purpose during the Term, or any extension or renewal, or if such authority shall take title to the Premises in lieu of condemnation, Tenant reserves the right to claim and prosecute its claim at its own cost and expense in all appropriate courts and agencies for an award or damages for the taking, based upon its leasehold interest and ownership of all improvements on the Premises, including the Tenant Assets, interruption of business, moving expenses and other damages available under applicable law, without impairing any rights of Landlord for the taking of or injury to the reversion. Landlord shall assign to Tenant all rights of Landlord in and to any awards or other proceeds payable by reason of any taking. Tenant shall have the sole right (in the name of Tenant and Landlord or both) to negotiate for, to agree to and to contest all offers and awards.

          In the event of the taking by eminent domain of the whole or any part of the Premises to such an extent as to render the remainder of the Premises untenantable and Tenant is unable to conduct its business thereon, in Tenant's judgment, then this Lease shall terminate as of the date of the final, nonappealable award of possession to the condemning authority for the portion of the Premises so condemned. In any such event, all Rent and other charges payable hereunder as rent shall be apportioned to the date of termination of this Lease, and Tenant waives all claims against Landlord for or on account of or incident to such taking. In the event of a partial taking which does not render the remainder of the Premises untenantable, then Base Rent and Additional Rent shall be equitably adjusted as a result of such condemnation.

          18.  Leasehold Mortgages.  (a) Tenant shall have the right, without
               -------------------
Landlord's prior consent, to mortgage all or any part or part of the leasehold interest created by this Lease, and to refinance the same, at any time and from time to time, under a leasehold mortgage or deed of trust on Tenant's leasehold estate (herein referred to as a "Leasehold Mortgage"; the holder of any such Leasehold Mortgage is referred to herein as a "Leasehold Mortgagee"), provided that all rights acquired under such Leasehold Mortgage shall be subject to each of the covenants, conditions and restrictions set forth in this Lease.

               (b) Landlord agrees that, after its receipt of notice of the existence of a Leasehold Mortgage and the name and address of the holder thereof, and thereafter for so long as any such Leasehold Mortgage remains unsatisfied of record, the following provisions shall apply:

                    (i) There shall be no cancellation, surrender or modification of this Lease by joint action of Landlord and Tenant without the prior written consent of the Leasehold Mortgagee, except as the Leasehold Mortgage or any other agreement between Tenant and the Leasehold Mortgagee may provide or permit.

               (ii) Any notice given to Tenant by Landlord shall simultaneously be given to the Leasehold Mortgagee at the address furnished to the Landlord. If such notice pertains to a default or defaults by Tenant, then any Leasehold Mortgagee shall have the right to cure the default complained of within the same period from the date of notice to the Leasehold Mortgagee as is given Tenant pursuant to the applicable provisions of this Lease, and Landlord agrees to accept the Leasehold Mortgagee's performance in curing the default as fully as if Tenant had cured the default. If a notice advises that Landlord had attempted to terminate this Lease because of the default or defaults of Tenant, then, notwithstanding any provision of this Lease to the contrary, any Leasehold Mortgagee shall have, at its election, the right:

                      (1) provided that the default or defaults of Tenant can be cured by the payment of money, to nullify any attempted termination as fully as if no default had ever occurred by paying all Rent and other monetary amounts then in default to Landlord within thirty (30) days after the Leasehold Mortgagee's receipt of Landlord's notice of termination; or

                      (2) to postpone indefinitely any attempted termination of this Lease by giving Landlord, within thirty (30) days after the Leasehold Mortgagee's receipt of Landlord's notice, notice of its intention to foreclose its Leasehold Mortgage, accompanied by its payment of all Rent and other sums payable hereunder then in default, and thereafter, commencing and proceeding with reasonable diligence, to cure any defaults reasonably susceptible of being cured without actual possession of the Premises and to foreclose its Leasehold Mortgage, meanwhile paying all amounts due Landlord under this Lease; such postponement shall continue until confirmation of the foreclosure sale, whereupon such notice of termination shall be deemed nullified as fully as if no default had occurred.

               (iii) Landlord agrees that in the event of any termination of this Lease not approved by Leasehold Mortgagee and upon notice from the Leasehold Mortgagee given within sixty (60) days after the date upon which Leasehold Mortgagee receives written notice of any such termination from Landlord, Landlord will enter into a new Lease for the Premises with the Leasehold Mortgagee holding the highest priority, or its designee, for the remainder of the Term, commencing as of the date this Lease is terminated as to Tenant but effective as of the date of this Lease and in any event prior to the interest of any subsequent transferee of Landlord's interest in the Premises, at the Rent and otherwise upon the same terms and provisions as are herein contained. Notwithstanding the foregoing, it shall be a condition to Landlord's obligation to enter into such new Lease that the Leasehold Mortgagee, or its designee, pay to Landlord, at the time of execution of such new Lease, all sums due Landlord by reason of Tenant's default hereunder and perform all other obligations which reasonably can be performed without being in possession, together with Landlord's reasonable costs and expenses in terminating this Lease, including reasonable attorneys' fees.

               (iv) The Leasehold Mortgagee shall be given notice of any actions or proceedings in bankruptcy or under the United States Bankruptcy Code by the parties hereto as required by law, and shall have the right to intervene therein and be made a party to such proceedings at its sole cost and expense. Any Leasehold Mortgagee which elects not to intervene or become a party to such proceeding shall have the right to receive from Tenant a copy of any award or decision made therein.

     19.  Estoppel Certificate.  (a) Tenant agrees at any time and from time to
          --------------------
time, within fifteen (15) days after Landlord's written request, to execute, acknowledge and deliver to Landlord a written instrument in recordable form certifying that this Lease is unmodified and in full force and effect (or if there have been modifications, that it is in full force and effect as modified and stating the modifications), and the dates to which rent and any other charges have been paid in advance, if any, and stating whether or not to the best knowledge of the signer of such certificate the Landlord is in default in the performance of any covenant, agreement or condition contained in this Lease and, if so, specifying each such default of which the signer may have knowledge and the date the Landlord was notified of such default, it being intended that any such statement delivered pursuant to this section may be relied upon by any prospective purchaser of the fee or any assignee of Landlord's interest in this Lease.

          (b)  Landlord agrees at any time and from time to time, within fifteen
(15) days after Tenant's written request, to execute, acknowledge and deliver to Tenant a written instrument in recordable form certifying that this Lease is unmodified and in full force and effect (or if there have been modifications, that it is in full force and effect as modified and stating the modifications), and the dates to which rent and any other charges have been paid in advance, if any, and stating whether or not to the best knowledge of the signer of such certificate the Tenant is in default in the performance of any covenant, agreement or condition contained in this Lease and, if so, specifying each such default of which the signer may have knowledge and the date the Tenant was notified of such default, it being intended that any such statement delivered pursuant to this section may be relied upon by any prospective purchaser of Tenant's interest in this Lease or any Leasehold Mortgagee.

     20.  Surrender of Premises/Removal of Property.  The foregoing provisions
          -----------------------------------------
shall apply under this Section only in the event the Lease is not terminated as a result of the Subdivision of the Premises and the conveyance of fee simple title to the Premises from Landlord to Tenant as provided in the SPA.

          (a) Upon the expiration or sooner termination of the Term, Tenant shall quit and surrender to Landlord possession of the Premises and, unless otherwise provided herein, all rights of the Tenant under this Lease shall terminate. In addition, Tenant shall tender possession of the Premises to Landlord free and clear of all liens and encumbrances created by or through Tenant.

          (b) Upon such expiration or sooner termination of the Term of this Lease, Landlord shall have the following options with respect to the physical improvements and structures (excluding all personal property and removal trade fixtures belonging to Tenant) on the Premises:

               (i) Tenant, at its sole cost and expense, shall convey to Landlord all buildings and other improvements on the Premises by deed and bill of sale free and clear of all liens and security interests securing Tenant's obligations; or

               (ii) Within twelve (12) months of any such expiration or termination, Tenant shall, at its sole cost and expense raze and remove all buildings and other above grade structures and improvements, leaving the Premises completely in an unimproved and level ground surface condition, clear of all debris (the "Land Only Condition"). In the event possession of the Premises is not delivered to Landlord as provided above, then Tenant shall be liable for all costs and expenses incurred by Landlord to bring the Premises to the Land Only Condition. The foregoing obligations of Tenant with respect to the Land Only Condition shall survive the expiration of earlier termination of the Term.

          (c) Tenant shall, within sixty (60) days following the termination of this Lease, remove all equipment, inventory and other personal property from the Premises unless otherwise approved by Landlord. If Tenant shall fail to remove any such personal property which Tenant is required to remove as set forth above, Landlord may remove same without any liability to Tenant. In addition, any of such personal property which is required to be removed from the Premises by Tenant but which is not so removed shall be conclusively presumed to have been abandoned by Tenant and title to such property shall pass to Landlord without any payment or credit, and Landlord may, at its option and at Tenant's expense, store, keep and/or dispose of such property.

     21.  Events of Default by Tenant and Remedies of Landlord.
          ----------------------------------------------------

          (a) It shall be an event of default under this Lease ("Event of Default") if Tenant:

               (i) does not pay in full when due and without demand any and all installments of Rent or any other charges or payments whether or not herein included as rent and fails to cure such default within sixty (60) days following the receipt of written notice by Tenant from Landlord thereof; or

               (ii) violates or fails to perform or otherwise breaches any agreement, term, covenant or condition herein contained or any other obligation herein imposed upon Tenant and fails to cure such default within one hundred twenty (120) days following the receipt of written notice by Tenant from Landlord thereof (provided, that if such default cannot reasonably be cured within such time period, and if Tenant commences the cure of such default within such time period, then the time period for cure shall be extended so long as Tenant diligently prosecutes the cure of same); or

               (iii) becomes insolvent or bankrupt or makes an assignment for the benefit of creditors, or offers a composition or settlement to creditors, or calls a meeting of creditors for any such purpose, or files a petition in bankruptcy or for reorganization or for an arrangement with creditors under any federal or state act, or files a bill in equity or otherwise initiates proceedings in any court for the appointment of a receiver, trustee, liquidator, custodian, conservator or similar official for any of Tenant's assets, or if any of the real or personal property of Tenant shall be levied upon by any sheriff, marshal or constable; or

                    (iv) A petition in bankruptcy or for reorganization or for an arrangement with creditors under any federal or state act is filed against Tenant, or if a bill in equity or other proceeding is filed in any court by any creditor of Tenant for the appointment of a receiver, trustee, liquidator, custodian, conservator or similar official for any of Tenant's assets.

               (b) In the event of a breach or threatened breach by Tenant of any of the covenants or provisions hereof, Landlord may recover from Tenant all damages it may incur by reason of such breach, and shall have the right of injunction and the right to invoke any remedy allowed at law or in equity, except that Landlord shall have no right to terminate this Lease or Tenant's possession of the Leased Premises. Tenant acknowledges that the remedy of injunction is an essential remedy in instances in which Tenant's acts or failure to act may cause damage to Landlord or its property and specifically agrees not to interpose any objections to Landlord's motions for injunction in such instances. Mention in this Lease of any particular remedy shall not preclude Landlord from any other remedies under this Lease, or now or hereafter existing at law or in equity or by statute.

               (c) If Tenant is in default hereunder, Landlord, after the lapse of any time period and notice as may be applicable thereto, shall also have the right, without prejudice to any other right or remedy provided for hereunder or otherwise available, to cure the default; and in such case, all of Landlord's cost and expenses in so doing, plus interest thereon at a rate of 8% per annum, shall be due and payable to Landlord, upon written demand, as Additional Rent hereunder.

               (d) Except as provided above, each right and remedy provided for in this Lease shall be cumulative and shall be in addition to every other right or remedy provided for in this Lease or now or hereafter existing at law or in equity or by statute or otherwise, and the exercise by either party of any one or more of the rights or remedies provided for in this Lease or now or hereafter existing at law or in equity or by statute or otherwise shall not preclude the simultaneous or later exercise by such party of any or all other rights or remedies provided for in this Lease or now or hereafter existing at law or in equity or by statute or otherwise. Nor shall this Lease abrogate or diminish Tenant's responsibilities to Landlord under any other agreement, nor Landlord's responsibilities to Tenant, under any other agreement.

          22.  Events of Default by Landlord and Remedies of Tenant.
               ----------------------------------------------------

               (a)  It shall be an event of default under this Lease if
Landlord:

                    (i) does not pay in full when due and without demand any payments or sums due Tenant and fails to cure such default within sixty (60) days following the receipt of written notice by Landlord from Tenant thereof; or

                    (ii) violates or fails to perform or otherwise breaches any agreement, term, covenant or condition herein contained or any other obligation herein imposed upon Landlord and fails to cure such default within one hundred twenty (120) days following the receipt of written notice by Landlord from Tenant thereof (provided, that if such default cannot reasonably be cured within such time period, and if Landlord commences the cure of such default within such time period, then the time period for cure shall be extended so long as Landlord diligently prosecutes the cure of same).

                    (b) In the event of a breach or threatened breach by Landlord of any of the covenants or provisions hereof, Tenant shall have the right of injunction and the right to invoke any remedy allowed at law or in equity. Landlord acknowledges that the remedy of injunction is an essential remedy in instances in which Landlord's acts or failure to act may cause a default and specifically agrees not to interpose any objections to Tenant's motions for injunction in such instances. Mention in this Lease of any particular remedy shall not preclude Tenant from any other remedies under this Lease, or now or hereafter existing at law or in equity or by statute.

                    (c) Notwithstanding the foregoing, if Landlord is in default hereunder, Tenant, after the lapse of any time period and notice as may be applicable thereto, shall have the right, without prejudice to any other right or remedy provided for hereunder or otherwise available, to cure the default; and in such case, all of Tenant's cost and expenses in so doing, plus interest thereon at a rate of 8% per annum shall be due and payable to Tenant, upon written demand.

               23.  Non-Liability.  (a) Landlord shall not be liable for any
                    -------------
damage or injury which may be sustained by Tenant or any third party, as a consequence of the failure, breakage, leakage or obstruction of any utility lines or facilities, or consequence thereof, except to the extent resulting from the gross negligence or willful misconduct of Landlord or Landlord's agents or employees.

                    (b) Tenant shall not be liable for any damage or injury which may be sustained by Landlord or any third party, as a consequence of the failure, breakage, leakage or obstruction of any utility lines or facilities, or consequence thereof, except to the extent resulting from the gross negligence or willful misconduct of Tenant or Tenant's agents or employees.

               24.  Non-Waiver.  The various rights, remedies, options and
                    ----------
elections of the parties, expressed herein, are cumulative. The failure or either party to enforce strict performance by the other of the conditions and covenants of this Lease, or to exercise any election or option, or to resort to or have recourse to any remedy herein conferred, shall not be construed or deemed to be a waiver or a relinquishment for the future by the non-breaching party of any such conditions and covenants, options, elections or remedies, but such conditions and covenants shall continue in full force and effect.

               25.  Validity and Interpretation of Lease.  The terms,
                    ------------------------------------
conditions, covenants and provisions of this Lease shall be deemed to be severable. If any clause, provision of section herein contained shall be adjudged to be invalid or unenforceable by a court of competent jurisdiction or by operation of any applicable law, it shall not affect the validity of any other clause, provision or section herein, but such other clauses, provisions or sections shall remain in full force and effect. Each party accepts equal responsibility for the preparation of this Lease so there shall be no presumption against either party as the sole drafter of this Lease.

          26.  Attorneys' Fees.
               ---------------

               (a) Each party shall pay upon demand all of the other party's costs, charges and expenses including the reasonable fees and out-of-pocket expenses of counsel, agents and others retained by the other party incurred in enforcing the party's obligations hereunder, if the other party obtains an enforceable judgment against the party.

               (b) Should Landlord be named as a defendant or other party in any suit brought against Tenant in connection with or arising out of Tenant's occupancy or use hereunder, Tenant shall pay, except to the extent of Landlord's fault found in such suit, to Landlord, as Additional Rent hereunder, Landlord's costs and expenses incurred in such suit, including a reasonable attorney's fee.

          27.  Mechanics' Liens.  If any mechanics' or other liens shall be
               ----------------
created or filed against the Premises or any other portion of the Hercules Land by reason of labor performed or materials furnished for Tenant in the erection, construction, completion, alteration, repair or addition of any existing improvement, or Additions or other improvements, Tenant shall, within twenty-one
(21) days thereafter, at Tenant's own cost and expense, cause such lien or liens to be satisfied and discharged of record, together with any notices of intention that may have been filed. Failure to do so shall entitle Landlord to such remedies as are provided herein in the case of any default of this Lease, in addition to such as are permitted by law or equity.

          28.  Entire Contract; Superseding Effect.  This Lease and the SPA
               -----------------------------------
and the instruments referenced herein contain the entire agreement between the parties with respect to the Premises. No representative, agent or employee of Landlord has been authorized to make any representations or promises with reference to the within letting or to vary, alter or modify the terms hereof. No additions, changes or modification, renewals or extensions of this Lease shall be binding unless reduced to writing and signed by Landlord and Tenant. In the event of any conflict between the terms of the Environmental Annex and the terms of this Lease, the Environmental Annex shall govern and control.

          29.  Force Majeure.  (a) In the event that Landlord shall be delayed,
               -------------
or hindered or prevented from the performance of any act required hereunder, by reason of a force majeure, including an act of God, fire, casualty, action of the elements, strikes, lockouts, other labor troubles, inability to procure, or general shortage of labor, equipment, facilities, materials or supplies, failure of transportation or of power, restrictive governmental laws or regulations, riots, insurrection, war or any other cause beyond the control of Landlord (a "Force Majeure Event") the time for performance of such act shall be extended for a reasonable period of time not to exceed sixty (60) days following cessation of the Force Majeure Event.

               (b) In the event that Tenant shall be delayed, or hindered or prevented from the performance of any act required hereunder, by reason of a Force Majeure Event, the time for performance of such act shall be extended for a reasonable period of time not to exceed sixty (60) days following cessation of the Force Majeure Event.

     30.  No Merger.  The leasehold created hereby shall not merge with the fee
          ---------
notwithstanding the fact that such interests may be held by the same person, unless the holder of such interests and all holders of mortgages upon such interest shall consent to the merger.

     31.  Landlord's Access.  Tenant shall permit Landlord or its authorized
          -----------------
representatives to enter upon the Premises during regular business hours of Tenant or subtenant, as the case may be, and upon reasonable notice for the purposes of: (a) performing engineering and scientific testing and inspections required for Landlord to comply with any environmental laws, regulations or orders applicable to the Premises as provided under this Lease; and (b) making any necessary repairs to the Premises and performing any work thereon that may be necessary to comply with any laws or orders and to prevent waste or deterioration and as required under the Environmental Annex (collectively, the "Access Activities"). Only such notice as is reasonable under the circumstances shall be required for the Access Activities in case of an Emergency (defined above).

     32.  Successors and Assigns.  All the terms, covenants and conditions
          ----------------------
herein contained shall inure to the benefit of and shall bind the respective parties hereto and their successors and assigns.

     33.  Landlord's Reservation of Rights Regarding Subdivision of Premises.
          ------------------------------------------------------------------

          (a) The parties covenant and agree to cooperate with each other to effect the Subdivision and shall execute and deliver such documents as may be necessary in order to complete the approval and recordation of the Subdivision, including but not limited to the execution and delivery of a subdivision plan, applications, documents, easements, undertakings and agreements as are reasonably required to complete the proposed Subdivision.

          (b) Notwithstanding the foregoing, Landlord shall assume full responsibility for obtaining the Subdivision, any paying all costs therefor, including, but not limited to:

               (i) the preparation of and obtaining all governmental approvals and authorizations;

               (ii) the issuance by all controlling governmental bodies or authorities of such permits, licenses, certificates or authorizations for the continued operation and use of the existing utilities which service the Premises;

               (iii) the issuance by all controlling governmental bodies of authorities of such final, irrevocable, incontestable and unappealable permits and approvals (all being referred to herein as the "Permits") including, without limitation (i) the approval and recordation of the subdivision plan of the Premises as prepared by Landlord and its agents pursuant to the applicable local, county and state subdivision ordinances, laws, enactments and codes; (ii) and any other licenses and other approvals, certificates, exceptions, authorizations, changes, variances and special exceptions, from any local, county, state or federal governmental entity having jurisdiction over the Hercules Land, which may be required or reasonably necessary in connection with the Subdivision. Tenant hereby covenants and agrees to cooperate with

Landlord and to execute and deliver all necessary documents in connection with application for and processing of the Permits, and any appeals in connection therewith, each of which shall be sought in Landlord's name;

               (iv) resolving any actual or officially proposed moratoriums, restrictions or regulations prohibiting, limiting or placing special charges or conditions upon the availability or use of sewer, water, electricity, roads, new construction, building materials, increased traffic, or the rental, use or occupancy of the Premises or the Hercules Land with respect to the Subdivision; and

               (v) resolving any exactions required by any governmental agency or department, by any utility, or by any civic or homeowners association, as a condition to favorable governmental action for the Subdivision.

          (c) Landlord shall be responsible for all expenses associated with the Subdivision including legal, civil engineering and application fees. All other costs and expenses associated with the transfer of fee simple title to the Premises subsequent to the Subdivision such as preparation of the deed, title insurance, recording fees, transfer taxes and stamp taxes shall be allocated and paid for as provided in the SPA.

          (d) The parties acknowledge and agree that the cooperation of the Tenant with respect to the Subdivision shall not be unreasonably withheld or delayed; provided, however, that the cooperation of the Tenant will not directly or indirectly cause a material adverse affect on the equitable or leasehold interest of the Tenant in the Premises or the legal interest of the Tenant subsequent to the transfer of fee simple title to the Premise or the use and enjoyment of the Premises as it exists on the date of this Lease. Landlord covenants and agrees that the exercise of the rights and activities by Landlord under this Section with respect to the Subdivision shall be performed and conducted in such a manner as to not interfere with the use and occupancy of the Premises by Tenant as provided under this Lease, nor shall the zoning applicable to the Premises be changed.

          (e) Landlord and Tenant further covenant and agree to cooperate and assist each other in the creation, establishment, granting or conveying, either by easement, declaration, license or any other instrument or agreements (whether recorded or unrecorded) as the parties may deem necessary or reasonably advisable (and subject to the consent of the other party, which consent shall not be unreasonably withheld, conditioned or delayed) to provide for the continued and uninterrupted use of the existing utilities, services and roadways which are appurtenant to and a part of the current or proposed operation and use of the Premises, which shall include a non-exclusive and perpetual waterline easement in favor of Tenant to operate, use, maintain, repair and replace the existing waste water pipeline (owned by Tenant) from the waste water treatment plant on Premises to the Delaware River (the "Tenant's Agreements and Easements"), and as may be required or necessary with respect to the performance of Landlord's environmental remediation obligations at the Premises and the Hercules Land as more fully set forth in the Environmental Annex (the "Landlord's Agreements and Easements"). The Tenant's Agreements and Easements and the Landlord's Agreements and Easements are sometimes collectively referred to as the "Subdivision Agreements and Easements."

               (f) The Parties covenant and agree to fully cooperate and assist the other in creating, establishing or granting of the Subdivision Agreements and Easements and all related or associated activities or undertakings as may be necessary with respect to the Subdivision.

          34.  Miscellaneous Provisions.
                ------------------------

               (a)  Construction.  In all references herein to any parties,
                    ------------
persons, entities or corporations, the use of any particular gender or the plural or singular number is intended to include the appropriate gender or number as the text of this Lease may require. The term "including," when used in this Lease, shall mean "including, without limitation" and shall be construed as a term of illustration and not a term of limitation.

               (b)  Headings.  The Section headings shall not be a substantive
                    --------
part of this Lease and shall not be used to interpret the meaning hereof. The headings are for convenience in reference only.

               (c)  Recording.  This Lease shall be recorded in the appropriate
                    ---------
 land records in Gloucester County, New Jersey.

               (d)  Notices.  Any notice, request, instruction or other
                    -------
document to be given hereunder by any party to any other party shall be in writing and delivered personally, by telecopy and confirmed by mail, or sent by registered or certified mail, postage prepaid, or sent by overnight courier (e.g., Federal Express, Airborne or UPS) (a "Notice"):

                               (i)  if to Hercules to:

                               Hercules Incorporated
                               Hercules Plaza
                               1313 North Market Street
                               Wilmington, Delaware  19894-0001
                               Telecopier: (302) 594-7252
                               Attention: Israel J. Floyd,
                               Executive Vice President,
                               Secretary and General Counsel

                               with copies to:

                               Hercules Incorporated
                               Hercules Plaza
                               1313 North Market Street
                               Wilmington, Delaware  19894-0001
                               Telecopier: (302) 594-5210
                               Attention: Director of Corporate Real Estate

                          (ii) if to Tenant to:
                               Geo Specialty Chemicals, Inc.
                               28601 Chagrin Boulevard, Suite 210
                               Cleveland, Ohio 44122
                               Telecopier: (216) 765-1307
                               Attention: Mr. George Ahearn

                               and with a copy to:
                               Thompson Hine LLP
                               127 Public Square
                               3900 Key Center
                               Cleveland, Ohio  44114
                               Telecopier: (216) 566-5800
                               Attention: Stuart Welburn, Esq.

or at such other address for a party as shall be specified by like Notice. Any Notice which is delivered in the manner provided herein shall be deemed to have been duly given to the party to whom it is directed upon actual receipt by such party (evidenced, in the case of a telecopy, by the receipt of the correct telecopier confirmation).

               (e)  Holding Over.  Any holding over after the expiration or
                    ------------
earlier termination of the Lease, or of any extension or renewal thereof, without the written consent of Landlord shall, at Landlord's option, be construed to be a tenancy from month to month and shall otherwise be on the same terms and conditions hereinbefore specified.

               (f)  Further Documentation.  Landlord and Tenant shall each
                    ---------------------
execute and deliver any and all documents, in recordable form if required, as may be reasonably necessary for either party hereto to carry out the intent and purpose of this Lease.

               (g)  Governing Law.  This Lease and all covenants contained
                    -------------
herein shall be construed in accordance with the laws of the State of New
Jersey.

               (h)  Counterparts.  This Lease may be executed in two
                    ------------
counterparts, which together shall constitute one and the same instrument.

                            [Signature Page Follows]

     IN WITNESS WHEREOF, this instrument has been duly executed by the parties as of the date first set forth above.

                                           TENANT:

                                           GEO SPECIALTY CHEMICALS, INC., an
                                           Ohio corporation


Attest:___________________________         By:_______________________________

Name:_____________________________         Name:_____________________________

Title:____________________________         Title:____________________________


                                           LANDLORD:

                                           HERCULES INCORPORATED, a
                                           Delaware corporation


Attest:___________________________         By:_______________________________

Name:_____________________________         Name:_____________________________

Title:____________________________         Title:____________________________

                                 ACKNOWLEDGMENT
                                 --------------


STATE OF DELAWARE        )
-----------------
                         ) SS.
COUNTY OF NEW CASTLE     )


     Be it remembered that on May _____, 2001, ____________________________ and appeared before me, and each such person

acknowledged under oath, to my satisfaction, that:

     (a) they did sign, seal, deliver and/or attest to the attached document on behalf of HERCULES INCORPORATED, a Delaware corporation, the grantor named in this document; and

     (b) this document was signed and made by the grantor as its duly authorized and voluntary act and deed.


                                                 ________________________(SEAL)

                                      NOTARY PUBLIC

                                      PRINT NAME:_________________________

                                      COMMISSION EXPIRES:_________________

                                ACKNOWLEDGMENT
                                --------------


STATE OF                      )

                              ) SS.

COUNTY OF                     )



          Be it remembered that on May _____, 2001, _______________________ and appeared before me, and each such person

acknowledged under oath, to my satisfaction, that:

     (a) they did sign, seal, deliver and/or attest to the attached document on behalf of GEO SPECIALTY CHEMICALS, INC., the Grantee named in this document; and

     (b) this document was signed and made by said grantee as its duly authorized and voluntary act and deed.


                                                ________________________(SEAL)

                                        NOTARY PUBLIC

                                        PRINT NAME:_______________________

                                        COMMISSION EXPIRES:_______________